UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2005

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

(207) 856-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications purusant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material purusant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications purusant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications purusant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective February 23, 2005, the board of directors of IDEXX Laboratories, Inc. appointed Robert J. Murray as a director. Mr. Murray will serve as a Class III director with his term expiring at the 2007 annual meeting of stockholders. The board of directors has not yet determined on which committees Mr. Murray will serve.

        The full text of the company's press release dated February 24, 2005 announcing Mr. Murray's appointmnet is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits.

(c)	Exhibits

99.1	Press Release of IDEXX Laboratories, Inc. dated February 24, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2005	IDEXX LABORATORIES, INC.

By: /s/ Conan R. Deady
Conan R. Deady Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

99.1	Press Release of IDEXX Laboratories, Inc. dated February 24, 2005.